EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Circle Star Energy Corp. (the “Company”) on Form 10-Q for the period ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Jeffrey Johnson, Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 16, 2013
By:	/s/ S. Jeffrey Johnson
S. Jeffrey Johnson, Chief Executive Officer
(Principal Executive, Financial and Accounting Officer and Director)

A signed original of this written statement required by Section 906 has been provided to Circle Star Energy Corp. and will be retained by Circle Star Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.